SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [X]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           POLITICS.COM, INC.
          (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

          (1) Title of each class of securities to which transaction applies: N/A

          (2)   Aggregate number of securities to which transaction applies:
N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          (4)   Proposed maximum aggregate value of transaction:  N/A

          (5)   Total fee paid:  $0.

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount Previously Paid:  $0.

          (2)   Form, Schedule or Registration Statement No.:  N/A

          (3)   Filing Party:  N/A

          (4)   Date Filed:  N/A

                       POLITICS.COM., INC.
                      2530 SOUTH RURAL ROAD
                         TEMPE, AZ 85282

                         --------------

           NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                  TO BE HELD JANUARY 31, 2001

                         --------------

                        January 2, 2001

To the Stockholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Politics, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, located at 2530 South Rural Road, Tempe, AZ 85282 on January 31, 2001, commencing at 10:00 A.M., local time, for the following purposes:

  1. To approve the Company's distribution of its ownership interest in New Politics.com, Inc., a Nevada corporation ("New Politics"), to the Company's shareholders.

  2. To approve a reverse stock split of the Company's common stock on a 1 for 10 basis.

  3. To approve the Agreement and Plan of Reorganization by and between the Company and Computer Assisted Learning and Instruction, Inc., a Utah corporation ("CALI"), a copy of which is attached hereto as Exhibit A.

  4. To transact such other business as may properly be brought before the Special Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 29, 2000, as the record date for the Special Meeting or any adjournments thereof. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Special Meeting.

     THE DIRECTORS AND OFFICERS OF THE COMPANY AND THEIR
AFFILIATES CONTROL MORE THAN A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK. ACCORDINGLY, THE APPROVAL OF THE PROPOSED TRANSACTIONS IS ASSURED.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           By Order of the Board of Directors


                                               Kevin C. Baer
                                               Secretary

Tempe, Arizona
January 2, 2001

                       POLITICS.COM, INC.
                        PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Politics.com, Inc. (the "Company") for use at a Special Meeting of Stockholders, to be held on January 31, 2001, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is January 2, 2001.

     If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

     The holders of a majority in interest of all common stock, par value $.00001 per share ("Common Stock") issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. Approval of all proposals on the agenda for the Special Meeting of stockholders will be decided by a majority vote of the Common Stock entitled to vote at the meeting. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. Abstentions and "non-votes" have the same effect as votes against proposals presented to stockholders. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The Company will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

     The Company's principal executive offices are located at 2530 South Rural Road, Tempe, Arizona 85282 and its telephone number is (480) 858-0016.

               RECORD DATE AND VOTING SECURITIES

      Only stockholders of record at the close of business on December 29, 2000 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 12,000,000 shares of Common Stock. Each outstanding share of the Company's Common Stock entitles the record holder to one vote.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT

      The following table sets forth as of December 29, 2000 certain information with respect to beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each of the Company's directors, (iii) each of the executive officers of the Company; and (iv) all directors and executive officers as a group. This information is based upon information received from or on behalf of the named individual. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed.
                      Amount and
                      Nature of
  Name of             Beneficial               Percent of
  Beneficial Owner    Ownership                Class
  ______________      __________               _________

  Howard R. Baer       6,598,045                 55.0%

  Kevin C. Baer        2,955,000                 24.6%

  Burt Alimansky          30,000                   0.3%

  All executive
  officers and
  directors as a group
  (3 persons)          9,583,045                  79.9%


Proposal 1:

     The Company's Board of Directors has unanimously approved, and for the reasons described below recommends that the Company's stockholders approve, the distribution of the Company's ownership interest in New Politics to the Company's stockholders (the "Spin Off"). Pursuant thereto, each stockholder of record as of the close of business on January 5, 2001 would receive one share of New Politics for every share of the Company held by such stockholder. Each fractional share will be rounded up to the next highest whole share of New Politics.

     Approval of the Spin Off is a condition precedent to the Reorganization Agreement described below under Proposal 3. The Spin Off will allow the Company's current management to continue the Company's historical business as well as to continue to seek a third party buyer of the Company's historical assets while allowing the Company's new business described under Proposal 3 to operate and grow independently.

Proposal 2:

     The Company's Board of Directors has unanimously approved, and for the reasons described below recommends that the Company's stockholders approve, a one for ten reverse stock split of the Company's common stock (the "Reverse Stock Split"). No fractional shares or script representing fractional shares of the Company's common stock will be issued. In lieu of issuing fractional shares, each fractional share will be rounded up to the next highest whole share of the Company's common stock.

     The principal reasons to effectuate the Reverse Stock Split are to reduce the number of shares of the Company's common stock that are outstanding, and to increase the price per share of the Company's common stock. In addition, the Reverse Stock Split will provide for a sufficient number of shares of the Company's common stock to effectuate the transactions set forth under Proposal 3. The Reverse Stock Split will be effectuated as quickly as practicable following the Special Meeting.

Proposal 3:

     The Company's Board of Directors has unanimously approved, and for the reasons described below recommends that the stockholders approve, The Agreement and Plan of Reorganization by and between the Company and Computer Assisted Learning and Instruction, Inc., a Utah corporation ("CALI"), dated December 15, 2000 (the 5t"Reorganization Agreement"). A copy of the Reorganization Agreement is attached hereto as Exhibit A.

     According to the terms of the Reorganization Agreement, the shareholders of CALI shall exchange 100% of the outstanding common stock of CALI for shares of the Company's common stock representing approximately 85.6% of the issued and outstanding shares of the Company's common stock. CALI shall then be merged with and into the Company and the Company shall change its name to "English Language Learning and Instruction System, Inc."

CALI'S BUSINESS
---------------

     CALI is a software development and marketing company based in Provo, Utah. It was founded in 1990 by Dr. Frank Otto, a specialist in applying technology to the teaching and learning of languages. Based on his academic and practical experience with languages and how they are best taught, Dr. Otto conceived a set of software applications which would apply leading-edge technologies to the task of teaching the most demanded language in the world English. He formed CALI to develop the software that would allow CALI to capitalize on the emerging network computer-based teaching market.

     As of October 2000, CALI has grown to 34 employees. Initially financed by Dr. Otto, CALI is now profitable, and expects to achieve net pre-tax profits of approximately $1.2 million from worldwide gross sales of ELLISTMproducts of approximately $7.2 million in 2000. Over the last four years have grown by more than 100% per year.

     Since its inception, CALI has been involved in two primary functions:

     - the development of a core set of products designed to ease and improve the teaching and learning of English for students speaking a variety of other languages. This core set of products, now numbering more than twenty, was named ELLIS (for "English Language Learning and Instruction System") in 1992, and they have now become recognized as the most effective products of their type in this market. The ELLIS products have won several industry awards and many favorable reviews from educators.

    - the distribution of these products within the United States and internationally to a growing range and diversity of organizations, including businesses, schools and academic institutions, through a network of agents and distributors. In addition, CALI has dealt directly with government agencies and businesses in the U.S. and several other countries, leading to the development and sale of specialized versions of the core ELLIS products.

CALI'S MANAGEMENT
-----------------

     Pursuant to the terms of the Reorganization Agreement, at the "Closing Date" (as defined in the Reorganization Agreement), the Company's officers and directors shall resign and the officers and directors of CALI shall become the Company's new officers and directors. Set forth below is certain biographical information concerning CALI's officers and directors.

     Francis R. Otto, Ph.D.. Dr. Otto is Cali's Founder and Chairman of the Board of Directors of Cali. He received a Bachelors of Arts in Spanish from Baldwin-Wallace College, Berea, Ohio, in 1958. Dr. Otto received a Masters of Arts in Spanish Language and Literature in 1960 and a Ph.D. in Educational Administration and Curriculum Development in 1966, both from the University of Wisconsin. Dr. Otto was a Professor of Linguistics at Ohio State University from 1966 until 1973. From 1973 until 1976, he was a Professor of Linguistics at the University of the Americas, Puebla, Mexico. He was a Professor of Linguistics at Brigham Young University, Provo, Utah, from 1976 through 1990, serving as the University's Director of Research, Language and Technology. During his tenure at Brigham Young University, Dr. Otto secured some $27.8 million in research funding and grants. Dr. Otto has been an active advocate of computer-assisted language instruction throughout his career. He is a charter member of TESOL (Teaching English as a Second Language). In 1982, he founded and served as Director of CALICO (Computer Assisted Learning and Instruction Consortium), an international symposium research group devoted to applying technology to language instruction. He founded the Company in 1990. Dr. Otto is the father of five children and fluent in Spanish. He is the spouse of Janet M. Otto and the father of Timothy D. Otto. He is 64 years of age.

     Timothy D. Otto. Mr. Otto is the Chief Executive Officer, President and a Director of Cali. Mr. Otto has worked at Cali since its inception in 1990. Prior to joining the Cali, Mr. Otto studied Business at Brigham Young University in Provo, Utah. He was the Cali's Vice-President of Marketing from 1992 until 1994. From 1994 through 1996, he was Cali's Vice-President and Chief Operations Officer, overseeing the development and marketing of Cali's products. Mr. Otto became Cali's President in 1997, assuming responsibility for Cali's daily operations at that time. Since 1997, Cali's average annual sales have increased by an average of one hundred and twelve percent (112%). He became Cali's Chief Executive Officer in 1998. Mr. Otto speaks Spanish fluently and is the father of two children. He is the son of Francis R. Otto and Janet M. Otto. He is 31 years of age.

     Kimber B. Jensen. Mr. Jensen is the Vice-President and Chief Operations Officer and a Director of Cali. Mr. Jensen joined Cali in early 1997 as Director of Development. Prior to joining Cali, he worked for WordPerfect, Novell, and was a senior consultant for Oracle. Mr. Jensen's duties at Oracle included designing a large-scale Internet application for the Department of Defense. During Mr. Jensen's first year as Director of Development, Cali released twice as many products while shaving thirty-three percent (33%) from development costs. In 1998, Mr. Jensen became Cali's Chief Operations Officer, and he continues to oversee Cali's software development, accounting staff, divisional managers and consultants. Mr. Jensen received a Bachelor of Arts. in Economics from Brigham Young University in 1996. He is the father of two children and speaks Portuguese fluently. He is 31 years of age.

     Janet M. Otto. Ms. Otto is a Director of Cali. Ms. Otto has taught a variety of subjects in public schools, including English as a Second Language. Ms. Otto has served in several capacities with various charitable organizations. She received a Bachelor of Science degree from Baldwin-Wallace College. She is the mother of five children. She is the spouse of Francis R. Otto and the mother of Timothy D. Otto. She is 66 years of age.

               CHANGES IN CONTROL OF THE COMPANY

     At the Closing Date, the Company will acquire all of the issued and outstanding capital stock of CALI from the stockholders of CALI, including Francis R. Otto, who is currently the controlling stockholder of CALI. In connection with the Reorganization, the Company will issue an aggregate of 11,550,000 shares of its common stock to the stockholders of CALI.

     In connection with the Reorganization, it is contemplated that the stockholders of CALI shall surrender 11,550,000 shares of common stock, being all the issued and outstanding capital stock of CALI, of which 9,471,000 shares were jointly surrendered by Francis R. Otto and Janet M. Otto, the former controlling stockholders of CALI, who, in connection with the Reorganization, acquired control of the Company. The basis of the controlling stockholders' control of the Company is the percentage of the issued and outstanding voting securities of the Company beneficially owned by such controlling stockholders.

     Immediately following the Reorganization, the current stockholders of CALI will beneficially own in the aggregate approximately 85.6% of the issued and outstanding voting securities of the Company, including 9,471,000 shares owned beneficially and jointly by Francis R. Otto and Janet M. Otto (now the controlling stockholders of Cali), which will represent approximately 70.2% of the issued and outstanding voting securities of the Company. Howard R. Baer is the current controlling stockholder of the Company, which control will be relinquished in connection with the Reorganization.

                FEDERAL INCOME TAX CONSEQUENCES

     The receipt of stock of New Politics in the Spin Off and the effectuation of the Reorganization should not result in any taxable gain or loss to stockholders for Federal income tax purposes. This information is set forth for general information only. All stockholders are advised to consult with their own tax advisors as to any Federal, state, local or foreign tax consequences applicable to them which could result from the Spin Off or the Reorganization.

            ANNUAL AND QUARTERLY REPORT INFORMATION
                   INCORPORATED BY REFERENCE

     The Company hereby incorporates by reference the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, which contains certified financial statements of the Company and the Quarterly Reports on Form 10-QSB for the periods ended March 31, 2000, June 30, 2000, and September 30, 2000.

                         OTHER MATTERS

     As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Special Meeting. If any other matter or matters are properly brought before the Special Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

                           By order of the Board of Directors


                           Kevin C. Baer, Secretary

Tempe, Arizona
January 2, 2001

                            EXHIBITS

Reorganization Agreement by and between the Company and CALI  Exhibit A

               AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Plan") is made this 15th day of December 2000, between Politics.com, Inc., a Delaware corporation (hereafter "POCO"); Computer Assisted Learning and Instruction, Inc., a Utah corporation (hereafter "CALI"); and the Shareholders of Computer Assisted Learning and Instruction (hereafter "Shareholders").

     POCO wishes to acquire one hundred percent (100%) of CALI's issued and outstanding stock for and in exchange for POCO stock, in a stock for stock transaction intending to qualify as a tax- free exchange pursuant to
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. The parties intend for this Plan to represent the terms and conditions of such tax-free reorganization, which Plan the parties hereby adopt.

  NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, IT IS AGREED:

                          Section One

                       Terms of Exchange

  1.1 Number of Shares. Upon the execution hereof, the Shareholders agree to, and to cause CALI to assign, transfer, and deliver to POCO, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature or description, all of their CALI shares, and POCO agrees to acquire said shares on the date thereof, or as soon as practicable thereafter, by issuing and delivering in exchange therefore solely common shares of POCO's stock, par value $0.00001, in the aggregate 11,550,000 shares, of the then issued and outstanding shares of POCO, subject to the provisions of this Plan. Such shares will represent approximately eighty-five and six/tenths of one percent (85.6%) of POCO's issued and outstanding shares. Upon the consummation of the transaction contemplated herein, CALI shall merge with and into POCO, and POCO will be the surviving corporation.

  1.2 Anti-Dilution. For all relevant purposes of this Plan, the number of POCO shares to be issued and delivered pursuant to this Plan shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, re-capitalization or similar change in POCO common stock that may occur between the date of the execution of this Plan and the date of the delivery of certificates representing shares of POCO common stock in accordance with Section 1.3 hereof.

  1.3  Delivery of Certificates. At the closing provided for in Section 2
(the "Closing"), the Shareholders shall transfer to POCO the shares of CALI common stock listed opposite their respective names on Exhibit A hereto (the "CALI Shares") in exchange for shares of the common stock of POCO as outlined above in Section 1.1 hereof (the "POCO Stock"). All of such shares of POCO Stock shall be issued at the closing to the Shareholders, in the numbers shown opposite their respective names in Exhibit A. The transfer of CALI Shares by the Shareholders shall be effected by the delivery to POCO at the Closing of such documents as counsel for POCO deems reasonably necessary and appropriate.

  1.4 Further Assurances. Subsequent to the execution hereof and from time to time thereafter, the parties hereto shall execute such additional instruments and take such other action as any of the patties may request in order to more effectively effect the transactions described herein.

                           Section 2

Closing

  2.1 Closing. The Closing contemplated by Section 1.3 shall be held at the offices of Carriage House Capital, LLC, on or before the 31st day of January 2001, or at such other time or place as may be mutually agreed upon in writing by the parties (the "Closing Date"). The Closing may also be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives. In any event, the closing of the transactions contemplated by this Plan shall be effected as soon as practicable after all of the conditions contained herein have been satisfied.

  2.2 Closing Events. At the Closing, each of the respective parties hereto shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged, and delivered) any agreements, resolutions, rulings, or other instruments required by this Plan to be so delivered at or prior to Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transaction contemplated hereby. At the Closing, the following events will take place:

       (a) The Board of Directors and the owners of a majority of the issued and outstanding stock of POCO will adopt a resolution to change the name of POCO to "English Language Learning and Instruction System, Inc."

       (b) The current members of the Board of Directors of POCO shall resign and Francis R. Otto, Timothy D. Otto, Kimber B. Jensen and Janet
M. Otto shall comprise the Board of Directors of the surviving corporation.

       (c) The current officers of POCO shall submit their resignations and the Board will appoint the following officers: President/Chief Executive Officer; Vice-President/Chief Operations Officer; Director of Sales, Chief Financial Officer; and Director of Marketing.

                           Section 3

       Representations, Warranties and Covenants of POCO

  POCO represents and warrants to, and covenants with both CALI and each of its Shareholders as follows:

  3.1 Corporate Status. POCO is a corporation duly organized, validly existing and in good standing in the State of Delaware. POCO has full corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there is no jurisdiction in which the character and location of the assets owned by it, or the nature of the business transacted by it, requires qualification. Included in the POCO schedules (defined below) are complete and correct copies of its Certificate of Incorporation and Bylaws as in effect on the date hereof. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated hereby will not, violate any provision of POCO's Certificate of Incorporation or Bylaws. POCO has taken all action required by law, its Certificate of Incorporation, its Bylaws or otherwise, to authorize the execution and delivery of this Plan.

  3.2 Capitalization. The authorized capital stock of POCO as of the date hereof consists of 20,000,000 common shares, par value $0.00001, and 50,000,000 preferred shares, par value $0.00001. The common shares of POCO issued and outstanding are fully paid, non-assessable shares. There are no outstanding options, warrants, obligations convertible into shares of stock, or calls or any understanding, agreements, commitments, contracts or promises with respect to the issuance of POCO's common stock or with regard to any options, warrants or other contractual rights to acquire any of POCO's authorized but unissued common shares. As of the date hereof, there are 11,049,045 common shares of POCO issued and outstanding. There are 11,550,000 shares held in escrow in contemplation of the execution of this Plan.

  3.3  Financial Statements.

  (a) POCO hereby warrants and covenants to CALI that the financial statements through September 30, 2000 fairly and accurately represent the financial condition of POCO and that no material change has occurred in POCO's financial condition since the issuance of such financial statements, except as otherwise set forth herein.

  (b) POCO hereby warrants and represents that the financial statements for the periods set forth in subparagraph (a), supra, fairly and accurately represent the financial condition of POCO as submitted heretofore to CALI for examination and review.

  3.4 Conduct of Business. POCO is a holding company that owns all of the outstanding and issued common stock of New Politics.com, Inc. (hereafter "New Politics"), a Nevada corporation engaged in the business of owning, maintaining and operating the website "www.politics.com."

  POCO will use its best efforts to maintain and preserve its business organization, employee relationships and goodwill, and will not, without CALI's prior written consent, enter into any material commitments except as set forth below or in the ordinary course of business.

  POCO will conduct itself in the following manner pending the Closing:

       (a) Certificate of Incorporation and Bylaws. The Company will amend its Certificate of Incorporation to provide that its Board of Directors shall have four (4) members, and to further provide that its name shall be changed to "English Language Learning and Instruction System, Inc."

       (b) Capitalization, etc. Except as set forth in Section 3.4(c), POCO will not make any change in its authorized or issued shares of any class, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its shares of any class of stock.

       c) Spin Off. On or before the Closing Date, POCO will have approved the distribution of its ownership interest in New
       Politics to the shareholders of POCO.

  3.5 Options, Warrants and Rights. POCO has no options, warrants or stock appreciation rights related to the authorized but unissued POCO common stock. There are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued POCO common stock, except options, warrants, calls, or commitments, if any, to which POCO is not a party and by which it is not bound.

  3.6 Title to Property. POCO has good and marketable title to all of its properties and assets, real and personal, proprietary or otherwise, as will be reflected in the balance sheets of POCO, and the properties and assets of POCO are subject to no mortgage, pledge, lien or encumbrance, unless as otherwise disclosed in its financial statements.

  3.7 Litigation. Other than as set forth under Schedule 3.7 hereto, there are no material actions, suits, or proceedings, pending, or, to the best knowledge of POCO, threatened by or against or affecting POCO at law or in equity, or before any governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. POCO does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, warrant, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

  3.8 Books and Records. From the date hereof and for any reasonable period subsequent hereto, POCO and its present management will (i) give to the Shareholders and CALI, or their duly authorized representatives, full access, during normal business hours, to all of its books, records, contracts and other corporate documents and properties so that the Shareholders and CALI, or their duly authorized representatives, may inspect them; and, (ii) furnish such information concerning the properties and affairs of POCO as the Shareholders and CALI, or their duly authorized representatives, may reasonably request. Any such request to inspect POCO books shall be directed to Howard Baer, at the address set forth herein under Section 9.4 (Notices).

  3.9 Confidentiality. Until the Closing (and thereafter if there is no Closing), POCO and its representatives will keep confidential any information which they obtain from the Shareholders or from CALI concerning its properties, assets and the proposed business operations of CALI. If the terms and conditions of this Plan imposed on the parties hereto are not consummated on or before 5:00 p.m. MST on January 31, 2001, or are otherwise waived or extended in writing to a date mutually agreeable to the parties hereto, POCO will return to CALI all written matter relating to CALI obtained in connection with the negotiations or consummation of this Plan.

  3.10 Conflict with Other Instruments. The consummation of the transactions contemplated by this Plan will not result in the breach of any term or provision of, or constitute a default under any indenture, mortgage, deed of trust, or other material agreements or instrument to which POCO was or is a party, or to which any of its assets or operations are subject, and will not conflict with any provision of the Certificate of Incorporation or Bylaws of POCO.

  3.11 Corporate Authority. POCO has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder, and will deliver to CALI or its representatives at the Closing, a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers.

  3.12 Consent of Shareholders. POCO hereby warrants and represents that it has received the approval of the holders of not less than sixty-seven percent (67%) of its issued and outstanding common stock to execute this Plan.

  3.13 Special Covenants and Representations Regarding the Issuance of POCO Stock. The consummation of this Plan and the transactions herein contemplated include the issuance of POCO shares to the Shareholders, which constitutes an offer and sale of securities under the Securities Act of 1933, as amended, and applicable state securities laws. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus requirements of such statutes that depend interlace on the circumstances under which the Shareholders acquire such securities. In connection with the reliance on exemptions from the registration and prospectus delivery requirements for such transactions, at the Closing, each Shareholder shall cause to be delivered to POCO a Letter(s) of Investment Intent in the form attached hereto as Exhibit B and incorporated herein by reference.

  3.14 Undisclosed or Contingent Liabilities. POCO hereby represents and warrants that it has no undisclosed or contingent liabilities which have not been previously disclosed to CALI in writing or in this Agreement or in any Exhibit attached hereto.

  3.15 Information. The information concerning POCO set forth in this Plan, and the POCO schedules attached hereto, are complete and accurate in all material respects and do not contain, and will not contain, when delivered, any inaccurate statement(s) of material fact, or omit any material fact whose omission would be misleading to CALI in connection with this Plan.

  3.16 Contracts or Agreements. POCO is not bound by any material contracts, agreements or obligations that it has not previously disclosed to CALI in writing or in this Agreement or in any Exhibit attached hereto.

   3.17 Governmental Authorizations. POCO has all licenses, franchises, permits and other government authorizations that are legally required to enable it to conduct its business in all material respects asconducted on the date hereof.

  3.18 Compliance with Laws and Regulations. POCO has complied with all applicable statutes and regulations of any federal, state, or other applicable jurisdiction or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of POCO or except to the extent that noncompliance would not result in the occurrence of any material liability, not otherwise disclosed to CALI.

  3.19 Approval of Plan. The Board of Directors of POCO has authorized the execution and delivery of this Plan by POCO and has approved the Plan and the transactions contemplated hereby. POCO has full power, authority, and legal right to enter into this Plan and to consummate the transactions contemplated hereby.

  3.20 Obligations. POCO is not aware of any outstanding obligations to any of its employees or consultants as of the Closing.

  3.21 POCO Schedules. POCO has delivered to CALI the following items listed below, hereafter referred to as the "POCO Schedules," which is hereby incorporated by reference and made a part hereof. A certification executed by a duly authorized officer of POCO is executed concurrently with this Plan to certify that the POCO Schedules are true and correct.

       (a) Copies of Certificate of Incorporation, including any amendments, and Bylaws;

       (b)  Financial statements;

       (c)  Shareholder list;

       (d)  Resolution of Directors approving Plan;

       (e)  Consent of Shareholders approving Plan;

       (f)  Officers' Certificate as required under Section 6.2 of Plan;

       (g)  Opinion of counsel as required under Section 6.4 of Plan;

       (h)  Certificate of Good Standing.

                           Section 4

Representations, Warranties and Covenants of CALI and the Shareholders

  CALI and the Shareholders represent and warrant to, and covenant with POCO, as follows:

  4.1 Corporate Status. CALI is a corporation duly organized, validly existing under the laws of The State of Utah, incorporated on April 11, 1994. CALI has full corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there is no jurisdiction in which the character and location of the assets owned by CALI, or the nature of the business it transacts, requires qualification. Included in the CALI schedules (defined below) are complete and correct copies of its Articles of Incorporation and Bylaws in effect on the date hereof. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated hereby will not, violate any provision of CALI's Articles of Incorporation or Bylaws. CALI has taken all action required by law, its Articles of Incorporation, its Bylaws, or otherwise, to authorize the execution and delivery of this Plan.

  4.2 Capitalization. The authorized capital stock of CALI as of the date hereof consists of twenty million (20,000,000) common shares, no par value. As of the date hereof there are 11,550,000 common shares of CALI issued and outstanding. There are no preferred shares issued and outstanding. The foregoing shares are fully paid, non-assessable shares. There are no outstanding options, warrants, obligations convertible into shares of stock, or calls or any understanding, agreements, commitments, contracts or promises with respect to the issuance of CALI's common stock or with regard to any options, warrants or other contractual rights to acquire any of CALI's authorized but unissued common shares.

  4.3  Financial Statements.

  (a) CALI hereby warrants and covenants to POCO that the audited financial statements through September 30, 2000 fairly and accurately represent the financial condition of CALI and that no material change has occurred in CALI's financial condition.

  (b) CALI hereby warrants and represents that the audited financial statements for the periods set forth in subparagraph (a), supra, fairly and accurately represent the financial condition of CALI as submitted heretofore to POCO for examination and review.

  4.4 Conduct of Business. CALI is engaged in the business of developing, marketing and distributing, domestically and internationally, a series of computer software programs and supporting products to teach English as a Second Language. CALI will use its best efforts to maintain and preserve its business organization, employee relationships and goodwill intact and will not, without POCO's prior written consent, enter into any material commitments except in the ordinary course of business. CALI agrees that CALI will conduct itself in the following manner pending the Closing:

  (a) Articles of Incorporation and Bylaws. No change will be made in CALI's Articles of Incorporation or Bylaws.

  (b) Capitalization, etc. CALI will not make any change in its authorized or issued shares of any class of stock, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its shares of any class of stock.

  4.5 Options, Warrants and Rights. CALI has no options, warrants or stock appreciation rights related to the authorized but unissued CALI common stock. There are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued CALI common stock, except for 296,500 of the 11,550,000 CALI shares being exchanged pursuant to this Plan, which shares are held in treasury by CALI for issuance to employees pursuant to employee stock option plans.

  4.6 Title to Property. CALI has good and marketable title to all of its properties and assets, real and personal, proprietary or otherwise, as will be reflected in the balance sheets of CALI, and the properties and assets of CALI are subject to no mortgage, pledge, lien or encumbrance, unless as otherwise disclosed in its financial statements.

  4.7 Litigation. There are no material actions, suits, or proceedings, pending, or, to the best knowledge of CALI, threatened by or against or affecting CALI at law or in equity, or before any governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. CALI does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, warrant, rule or regulation of any court, arbitrator, or governmental agency or instrumentality.

    4.8 Books and Records. From the date hereof, and for any reasonable period subsequent thereto, CALI and its present management will (i) give to POCO, or its duly authorized representatives, full access, during normal business hours, to all of its books, records, contracts and other corporate document and properties so that POCO, or their duly authorized representatives, may inspect them; and, (ii) furnish such information concerning the properties and affairs of CALI as POCO or its duly authorized representatives may reasonably request. Any such request to inspect CALI's books shall be directed to CALI's representative, at the address set forth herein under Section 9.4 (Notices).

  4.9 Confidentiality. Until the Closing (and thereafter if there is no Closing), CALI and its representatives will keep confidential any information that they obtain from the Shareholders or from CALI concerning its properties, assets and the proposed business operations of CALI. If the terms and conditions of this Plan imposed on the parties hereto are not consummated on or before 5:00 p.m. MST on January 31, 2001 or otherwise waived or extended in writing to a date mutually agreeable to the parties hereto, CALI will return to POCO all written matter relating to POCO obtained in connection with the negotiations or consummation of this Plan.

  4.10 Conflict with Other Instruments. The consummation of the transactions contemplated under this Plan will not result in the breach of any term or provision of, or constitute a default under any, indenture, mortgage, deed of trust, or other material agreement or instrument to which CALI was or is a party, or to which any of its assets or operations are subject, and will not conflict with any provision of the Articles of Incorporation or Bylaws of CALI.

  4.11 Corporate Authority. CALI and the Shareholders have full corporate power and authority to enter into this Plan and to carry out their obligations hereunder, and will deliver to POCO or its representatives at the Closing, a certified copy of resolutions of its Board of Directors and Shareholders authorizing execution of this Plan by its officers.

  4.12 Consent of Shareholders. CALI hereby warrants and represents that the owners of a majority of its issued and outstanding stock consented in writing to the authorization to execute this Plan.

  4.13 Unregistered Shares and Access to Information. CALI and the Shareholders understand that the offer and sale of POCO shares to be exchanged for the CALI shares has not been registered with or reviewed by the Securities and Exchange Commission under the Securities Act of 1933, as amended, or with or by any state securities law administrator, and no federal or state securities law administrator has reviewed or approved any disclosure or other material facts concerning POCO or POCO stock. CALI and the Shareholders have been provided with and reviewed all information concerning POCO and POCO stock, to be exchanged for the CALI shares as they have considered necessary or appropriate as prudent and knowledgeable investors to enable them to make informed investment decisions concerning the POCO stock, to be exchanged for the CALI shares. CALI and the Shareholders have made an investigation as to the merits and risks of their acquisition of the POCO stock to be exchanged for the CALI shares and have had the opportunity to ask questions of, and have received satisfactory answers from, the officers and directors of POCO concerning the POCO stock to be exchanged for the CALI shares and related matters, and have had an opportunity to obtain additional information necessary to verify the accuracy of such information and to evaluate the merits and risks of the proposed acquisition of the POCO stock to be exchanged for the CALI shares.

  4.14 Ownership of Shares. The Shareholders are the beneficial and record owners, free and clear of any liens and encumbrances, of whatever kind or nature, of all the shares of CALI of whatever class or series, that the Shareholders have contracted to exchange.

  4.15 Investment Intent. The Shareholders represent and covenant that they are acquiring the common shares of POCO to be delivered to them under this Plan for investment purposes, and not with a view to their subsequent sale or distribution, and as agreed supra, the Shareholders, their successors and assigns agree to execute and deliver to POCO on the Closing Date, or, no later than the date on which the restricted shares are issued and delivered to the Shareholders, their assigns, or designees, an Investment Letter similar in form to that attached hereto as Exhibit B.

  4.16 Undisclosed or Contingent Liabilities. CALI hereby represents and warrants that it has no undisclosed or contingent liabilities that have not been previously disclosed to POCO in writing or in this Agreement or in any Exhibit attached hereto.

  4.17 Information. The information concerning CALI set forth in this Plan, and the CALI schedules attached hereto, are complete and accurate in all material respects and do not contain, and will not contain, when delivered, any inaccurate statement(s) of material fact, or omit any material fact whose omission would be misleading to POCO in connection with this Plan.

  4.18 Contracts or Agreements.

  (a) Set forth in the CALI Schedules are descriptions of all material contracts, whether written or oral, agreements, franchises, licenses, or other commitments to which CALI is a party or by which CALI or its properties are bound.

  (b) Except as may be set forth in the CALI Schedules, CALI is not a party to any contract, agreement, corporate restriction, or subject to any judgment, order, writ, injunction, decree, or award, which materially and adversely affect CALI's business, operations, properties, assets, or conditions.

  (c) Except as set forth in the CALI Schedules, CALI is not a party to any material oral or written (i) profit sharing, bonus, deferred compensation, stock option, severance, or any other retirement plan of arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended or otherwise covered; (ii) agreement providing for the sale, assignment or transfer of any of its rights, assets or properties, whether tangible or intangible; or, (iii) waiver of any right of any value which in the aggregate is extraordinary or material concerning the assets or properties scheduled by CALI, except for adequate value and pursuant to contract. CALI has not entered into any material transaction that is not listed in the CALI Schedules or reflected in the CALI financial statements.

  4.19 Material Contract Defaults. CALI is not in default in any material respect under the terms of any contract, agreement, lease or other commitment which is material to the business, operations, properties or assets, or condition of CALI, and there is no event of default or event that, with notice of lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect to which CALI has not taken adequate steps to prevent such default from occurring, or otherwise compromised, reached a satisfaction of, or provided for extensions of time in which to perform under any one or more contract obligations, among others.

  4.20 Governmental Authorizations. CALI is in good standing in the State of Utah. Except for compliance with federal and state securities laws, no authorization, approval, consent or order of, or registration, declaration, or filing with any court or other governmental body is required in connection with the execution and delivery by CALI of this Plan and the consummation by CALI of the transactions contemplated hereby.

  4.21 Compliance with Laws and Regulations. CALI has complied with all applicable statutes and regulations of any federal, state, or other applicable jurisdiction or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of CALI, or except to the extent that noncompliance would not result in the occurrence of any material liability, not otherwise disclosed to POCO.

  4.22 Approval of Plan. The Board of Directors of CALI and the
Shareholders have authorized the execution and delivery of this Plan by CALI and have approved the Plan and the transactions contemplated hereby. CALI and the Shareholders have full power, authority, and legal right to enter into this Plan and to consummate the transactions contemplated hereby.

  4.23 Obligations. CALI is not aware of any outstanding obligations to any of its employees or consultants as of the Closing.

  4.24 CALI Schedules. CALI has delivered to POCO the following items listed below, hereafter referred to as the "CALI Schedules," which is hereby incorporated by reference and made a part hereof. A duly authorized officer of CALI shall execute, contemporaneously with CALI's execution of this Plan, a certification that the CALI Schedules are true and correct.

  (a) Copy of Articles of Incorporation and Bylaws, including any and all amendments thereto;

  (b)  Financial statements;

  (c) A schedule setting forth the shareholder, together with the number of shares owned beneficially or of record by each (also attached as Exhibit
A);

  (d)  Resolutions of Directors approving Plan;

  (e)  Consent of Shareholders approving Plan;

  (f)  Officers' Certificate as required by Section 7.2 of the Plan;

  (g) A list of key employees, including current compensation, with notations as to job description and whether or not such employee is subject to a written contract, and if subject to a contract or employment agreement, a copy of the same;

  (h) A schedule showing the name and location of each bank or other institution with which CALI has an account and the names of the authorized persons to draw thereon or having access thereto;

   (i)  A schedule setting forth all material contracts; and,

   (j)  Certificate of Good Standing.

                           Section 5

                       Special Covenants

  5.1  CALI Information Incorporated in POCO's Reports.   CALI represents
and warrants to POCO that all the information furnished under this Plan shall be true and correct in all material respects and that there is no omission of any material fact required to make the information stated not misleading. CALI agrees to indemnify and hold POCO and its officers and directors harmless against any and all losses, claims, damages, expenses or liabilities to which any of them may become subject under applicable law, or reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based on any untrue statement, alleged untrue statement, or omission of a material fact contained in such information delivered hereunder.

  5.2 POCO Information Incorporated into CALI's Reports. POCO represents and warrants to CALI that all the information furnished under this Plan shall be true and correct in all material respects and that there is no omission of any material fact required to make the information stated not misleading. POCO agrees to indemnify and hold CALI and its officers and directors harmless against any and all losses, claims, damages, expenses or liabilities to which any of them may become subject under applicable law, or reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based on any untrue statement, alleged untrue statement, or omission of a material fact contained in such information delivered hereunder.

  5.3 Special Covenants and Representations Regarding the Exchanged POCO Stock. The consummation of this Plan and the transactions herein contemplated, including the issuance of the shares of POCO common stock in exchange for all the issued and outstanding stock of CALI and the subsequent transfer of 11,550,000 shares of POCO common stock to the Shareholders, constitutes the offer and sale of securities under the Securities Act and the applicable state statutes, which depend, inter alia, on the circumstances under which the Shareholders acquire such securities. Each Shareholder, upon receipt of the Shares exchanged for CALI's shares, shall execute and deliver to POCO a Letter of Investment Intent to indicate, among other representations, that the Shareholder is receiving the shares for the CALI stock for investment purposes and not with a view to the subsequent distribution thereof. A proposed Investment Letter is attached hereto as Exhibit B and incorporated herein by reference for the general use by the Shareholders, as they may determine.

  5.4 Action Prior to Closing. Upon the execution hereof until the Closing, and the completion of the consolidated audited financials:

     (a) CALI and POCO will (i) perform all of their obligations under material contracts, leases, insurance policies and/or document relating to their assets and business; (ii) use their best efforts to maintain and preserve their business organization intact, to retain their key employees, and to maintain their relationship with existing potential customers and clients; and, (iii) fully comply with and perform in all material respects ail duties and obligations imposed on them by all federal and state laws and all rules, regulations1 and orders imposed by all federal or state governmental authorities.

     (b) Other than as set forth in Section 3.4(c) hereof, neither CALI nor POCO will (i) make any change in its Articles of Incorporation or Bylaws; (ii) enter into or amend any contract, agreement, or other instrument of the types described in the respective parties' Schedules, except that a party may enter into or amend any contract or other instrument in the ordinary course of business involving the sale of goods or services.

     (c) POCO shall have approved the distribution of its ownership interest in New Politics to the shareholders of POCO.

                           Section 6

Conditions Precedent to Obligations of
CALI and the Shareholders

  All obligations of CALI and the Shareholders under this Plan are subject to the satisfaction, at or before the Closing, except as otherwise provided for herein, or waived or extended in writing by the parties hereto, of each of the following conditions:

  6.1 Accuracy of Representations. The representations and warranties made by POCO in this Plan were true when made and shall be true as of the Closing date (except for changes therein permitted by this Plan) with the same force and effect as if such representations and warranties were made at and as of the Closing; and POCO shall have performed and complied with all aspects of this Agreement, unless waived or extended in writing by the parties hereto. CALI shall have been furnished with a certificate, signed by a duly authorized executive officer of POCO and dated the date of the Closing, to the foregoing effect.

  6.2 Officers' Certificate. CALI and the Shareholders shall have been furnished with a certificate dated the same date as the Closing and signed by a duly authorized executive officer of POCO, to the effect that no litigation, proceeding, investigation, claim, demand or inquiry is pending, or, to POCO's best knowledge, threatened, that might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Plan, or which might result in any material adverse change in the assets, properties, business, or operations of POCO, and that this Agreement has been complied with in all material respects.

  6.3 No Material Adverse Change. Prior to the Closing, there shall have not occurred any material adverse change in POCO's financial condition, business or operations, nor shall any event have occurred which, with lapse of time or the giving of notice or both, may cause or create any material adverse change in the financial condition, business or operations of POCO, except as otherwise disclosed to CALI.

  6.4 Opinion of Counsel of POCO. POCO shall furnish to CALI and the Shareholders an opinion dated as of the Closing Date and in form and substance satisfactory to CALI and the Shareholders to the effect that:

  (a) POCO is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and with all requisite corporate power to perform its obligations under this Plan.

  (b) The business of POCO, as presently conducted, including, upon the consummation hereof, the ownership of all of the issued and outstanding shares of CALI, does not require POCO to register to do business as a foreign corporation in any jurisdiction other than specified under its Articles of Incorporation or Bylaws, and POCO has complied to the best of its knowledge in all material respects with all the laws, regulations, licensing requirements and orders applicable to its business activities and has filed with the proper authorities, including the Department of Commerce, Division of Corporations, and Secretary of State for the State of Delaware, all statements and reports required to be filed.

  (c) The authorized and outstanding capital stock of POCO, as set forth in Section 3.2 above, and all issued and outstanding shares, have been duly and validly authorized and issued and are fully paid and non-assessable.

  (d) There are no material claims, suits or other legal proceedings pending or threatened against POCO, in any court or before or by any governmental body, that might materially affect its business or financial condition.

  (e) To the best of said Counsel's knowledge, the consummation of the transactions contemplated by this Plan will not violate or contravene the provisions of the Certificate of Incorporation or Bylaws of POCO, or any contract, agreement, indenture, mortgage or order by which POCO is bound;

  (f) This Plan constitutes a legal, valid and binding obligation of POCO enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally and general principles of equity (regardless of whether such principles are considered in a proceeding in equity or law).

  (g) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been ratified by a majority of the Shareholders of POCO and have been duly authorized by its Board of Directors,

  (h) POCO has not nor will undertake any action that would endanger the tax-free structure of the Plan,

  6.5 New POCO. POCO shall have approved the distribution of its ownership interest in New POCO to the shareholders of POCO.

  6.6 Good Standing. CALI shall have received a Certificate of Good Standing from the State of Utah, dated within sixty (60) days prior to Closing, but in no event later than ten days subsequent to the execution hereof, certifying that it is in good standing as a corporation in the State of Utah.

  6.7 Other Items. CALI and the Shareholders shall have received such further documents, certifications or instruments relating to the transactions contemplated hereby as CALI and the Shareholders may reasonably request.

                           Section 7

          Conditions Precedent to Obligations of POCO

  All obligations of POCO under this Plan are subject to the satisfaction, at or before the Closing, except as otherwise provided for herein, or waived or extended in writing by the parties hereto, of each of the following conditions:

  7.1 Accuracy of Representations. The representations and warranties made by CALI and the Shareholders under this Plan were true when made and shall be true as of the Closing date (except for changes therein permitted by this Plan) with the same force and effect as if such representations and warranties were made at and as of the Closing date; and, CALI shall have performed and complied with all aspects of this Agreement, unless waived or extended in writing by the parties hereto. POCO shall have been furnished with a certificate, signed by a duly authorized Officer of CALI and dated the Closing Date, to the foregoing effect.

  7.2 Officers' Certificate. POCO shall have been furnished with a certificate, dated the Closing Date and signed by CALI's duly authorized officer, to the effect that no litigation, proceeding, investigation, claim, deed, or inquiry is pending, or, to the best of CALI's knowledge, threatened, that might result in an action to enjoin or prevent the consummation of the transactions contemplated under this Plan, or that might result in any material adverse change in CALI's assets, properties, business, or operations, and that this Agreement has been complied with in all material respects.

  7.3 No Material Adverse Change. Prior to the Closing Date, there shall have not occurred any material adverse charge in CALI's financial condition, business or operations, nor shall any event have occurred that, with lapse of time or the giving of notice or both, may cause or create any material adverse change in its financial condition, business or operations, except as otherwise disclosed to POCO.

  7.4  Good Standing.  POCO shall have received a Certificate of Good
Standing from the State of Utah, dated within sixty (60) days prior to Closing, but in no event later than ten (10) days subsequent to the execution hereof, certifying that CALI is in good standing as a corporation in the State of Utah.

  7.5 Other Items. POCO shall have received such further documents, certifications or instruments relating to the transactions contemplated hereby as POCO may reasonably request.

  7.6 Execution of Investment Letter. The Shareholders shall have executed and delivered copies of Exhibit B to POCO.

                           Section 8

                          Termination

  The Parties may terminate this Plan at any time prior to the Closing
Date if the other party i) fails to materially comply with its duties, obligation and covenants under this Plan; ii) if any of its representations or warranties contained herein is materially inaccurate; and/or, iii) fails to disclose a material fact or circumstance that would materially alter the representations and warranties it makes under this Plan. Termination shall be affected upon the terminating party's tendering to the other party written notice, in accordance with the Notice provisions contained in Section 9.4 of this Plan, identifying the material breach(es) warranting termination. The terminating party's reasonableness in terminating this Plan is subject to challenge, and the terminating party is not indemnified against or absolved of being liable for any actual or consequential damages that the non-terminating party is able to establish before a tribunal of competent authority.

  8.2 Termination by Mutual Consent. This Plan may be terminated at any time prior to the Closing Date by the Parties' mutual written consent. If the Parties mutually terminate this Plan, this Plan shall be of no further force and effect, and no obligation, right or liability shall arise hereunder. Each party shall bare its own costs in connection with this Plan and any expenses or costs incurred in the events leading to the drafting of this Plan.

                           Section 9

                      General Provisions

  9.1 Further Assurances. At any time after the Closing Date, each party will execute such additional instruments and take such action as the other party may reasonably request to confirm or perfect title to any property transferred hereunder, or otherwise to carry out the intent and purposes of this Plan.

  9.2 Payments of Costs and Fees. POCO and CALI shall each bear their own costs and expenses, including any legal and accounting fees in connection with the negotiation, execution and consummation of the Plan.

  9.3 Press Release and Shareholders' Communications. On the date of Closing, or as soon thereafter as practicable, CALI and POCO shall cause to have promptly prepared and disseminated a news release concerning the execution and consummation of the Plan, such press release and communication to be released promptly and within the time required by the laws, rules and regulations as promulgated by the United States Securities and Exchange Commission, and concomitant therewith to cause to be prepared a letter to POCO shareholders that shall contain information required by Regulation 240.14(f)(1), as promulgated under Section 14(f) as mandated under the Securities and Exchange Act of 1934, as amended.

  9.4 Notices. All notices and other communications required or permitted hereunder shall be presumed received if personally delivered, sent by registered mail, or certified mail, return receipt requested, postage prepaid, to the respective Parties at the following addresses:

Politics.com, Inc.
Howard Baer
2530 South Rural Road
Tempe, AZ 85282

CALI, Inc.
Tim Otto
3520 North University Avenue
Suite 275
Provo, UT 84604

With a copy to:
Otto & Rees, P.C.
2735 East Parley's Way
Suite 303
Salt Lake City, Utah 84109

Either party to this Plan may change its address of notice listed above via a writing to the other party.

  9.5 Entire Agreement. This Plan represents the Parties' entire agreement relating to the subject matter hereof, including any previous understandings, representations, warranties or agreements between and among POCO, CALI and the Shareholders with respect to the subject matter hereof. No understandings, agreements, representations or warranties, written or oral, inconsistent with this Plan exist between the Parties.

  9.6 Governing Law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Utah, without reference to its Conflict of Laws provisions. Venue for any lawsuit filed involving the Parties' rights, duties and obligations under this Plan shall be in applicable courts in the State of Utah.

  9.7 Tax Treatment. The transaction contemplated under this Plan is intended to qualify as a "tax-free' reorganization under the provisions of
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended. CALI and POCO acknowledge, however, that they have each i) retained and received the counsel of competent tax advisors in connection with this transaction; and, ii) made no representation or warranty to the other with respect to treatment of this transaction or any part or effect thereof under applicable tax laws, regulations or interpretations.

  9.8 Attorney Fees and Legal Costs. In the event that a lawsuit filed by either party is adjudicated on the merits at trial, the prevailing party shall be entitled to receive all of its legal costs and expenses, including a reasonable attorney's fee, from the non-prevailing party.

  9.9 Amendment of Waiver. The Parties' rights under this Plan are cumulative, and may be enforced concurrently or separately. Failure by either party to enforce a right or rights conferred hereunder will not constitute a waiver of said right(s).

  9.10 Counterparts. This Plan may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original.

  9.11 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

  9.12 Assignability. Neither party to this Plan may assign, transfer or otherwise alienate its obligations under this Plan without the other party's written consent.

  IN WITNESS WHEREOF, the parties have executed this Plan of Reorganization, effective the day and year first set forth above.

COMPUTER ASSISTED LEARNING AND INSTRUCTION, INC.


/S/Francis R. Otto
____________________________________
Francis R. Otto,
Director and Chairman of the Board


/s/Timothy D. Otto
____________________________________
Timothy D. Otto,
Director, President and Chief Executive Officer


/s/Kimber B. Jensen
____________________________________
Kimber B. Jensen,
Director, Vice-President and
Chief Operations Officer


/s/Janet M. Otto
____________________________________
Janet M. Otto,
Director

POLITICS.COM, INC.


/s/Howard Baer
____________________________________
Howard Baer


/s/Kevin C. Baer
____________________________________
Kevin C. Baer


____________________________________




____________________________________

SHAREHOLDERS



/S/Francis R. Otto
____________________________________
Francis R. Otto



/s/Timothy D. Otto
____________________________________
Timothy D. Otto



/s/Kimber B. Jensen
____________________________________
Kimber B. Jensen



/s/Janet M. Otto
____________________________________
Janet M. Otto



/s/R. Michael Otto
____________________________________
R. Michael Otto



/s/David M. Rees
____________________________________
David M. Rees

PLEASE MARK AN X INDICATING WHETHER YOU ARE VOTING YES OR NO WITH RESPECT TO
                         EACH PROPOSAL

PROPOSAL 1:

SPIN OFF OF THE COMPANY'S OWNERSHIP INTEREST IN NEW POLITICS TO THE COMPANY'S SHAREHOLDERS

  YES [  ]                 NO  [  ]

PROPOSAL 2:

ONE FOR TEN REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK

  YES  [  ]                NO  [  ]

PROPOSAL 3:

REORGANIZATION AGREEMENT BETWEEN THE COMPANY AND CALI

  YES  [  ]                     NO  [  ]

PROPOSAL 4:

AUTHORIZING THE COMPANY'S BOARD OF DIRECTORS TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

  YES  [  ]                NO  [  ]

PLEASE SIGN AND DATE THIS PROXY BELOW.

___________________________________
STOCKHOLDER NAME


___________________________________
STOCKHOLDER SIGNATURE


___________________________________
DATE